                                                                    EXHIBIT 10.4

                                    "AJITEX"
                                  NPO "ALTECH"

Republic of Belarus
220092. Minsk
Tel. 51-01-11    Fax: 51-12-11


________________________________________________________________________________


                                                                 January 3, 1996




                            LETTER OF AUTHORIZATION

         THE "BAVARIAN DENTAL INSTRUMENTS, INC." IS THE SOLE INITIAL U.S. DISTRIBUTOR OF DENTAL BURS. "BAVARIAN DENTAL INSTRUMENTS, INC." IS AUTHORIZED TO LIST DENTAL BURS WITH FDA ON BEHALF OF NPO "ALTECH" AND MAINTAIN HISTORICAL LISTING FILE. NPO "ALTECH IS THE MANUFACTURER OF DENTAL BURS.


         /s/ V.K. Karagulfin, President                          January 3, 1996
         ------------------------------
             V. K. KARAGULFIN

                                    "AJITEX"

                                     TEL. 51-01-11                FAX. 51-12-11

N. __________________                             "      "_______________19   r.


To: BAVARIAN DENTAL INSTRUMENTS, Inc.
    200 Westlake Blvd., #202
    Westlake Village, California 91362, USA.


                        DECLARATION OF EXCLUSIVE RIGHTS.

This is conform that BAVARIAN DENTAL INSTRUMENTS Inc., the US Company, has an exclusive to market and sell NPOO "Altech"/NPP "Sistema", the Republic of Belarus Company's manufactured products (Dental Instruments) for the North and South America's following countries:

              North America                           South America
              -------------                           -------------

        United States of America                        Venezuela
                Canada                                  Colombia
                Mexico                                    Peru
               Guatemala                                 Bolivia
               Honduras                                 Paraguay
               Nicaragua                                 Brazil
              Costa Rica                                Argentina
                Panama                                    Chile

This exclusive authorization is NPOO "Altex"/NPP "Sistema" Company's contractual commitment and valid for 3 years from the date this document is signed. By signing this document NPOO "Altech"/NPP "Sistema" Company guarantees not market nor sell the Company's products directly and/or through any Person, Distributor, Importer or Organization for North and South American markets.



   /s/  V.K. KARAGULKIN
------------------------------         [SEAL]         Date December 24, 1995
        V.K. Karagulkin
           President